SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2004

AEROSONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

    1-11750

74-1668471

(State or other jurisdiction of incorporation or organization)

    (Commission File Number)

(I.R.S. Employer Identification No.)

1212 North Hercules Avenue

Clearwater, Florida 33765

(Address of principal executive offices and Zip Code)

(727) 461-3000

(Registrant’s telephone number, including Area Code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Amendment No. 1 to Current Report on Form 8-K

This Amendment No. 1 to Current Report on Form 8-K is filed by Aerosonic Corporation (the “Company”) to amend the Current Report on Form 8-K for the May 28, 2004 event, as filed with the Securities and Exchange Commission (the “SEC”) on June 3, 2004 (the “June 3, 2004 Form 8-K”).  Capitalized terms used herein and not defined herein shall have the same meanings set forth in the June 3, 2004 Form 8-K.

Item 5. Changes in Other Events and Required FD Disclosure.

Item 5. of the Form 8-K filed on June 3, 2004 is hereby amended and restated in its entirety as follows:

On May 28, 2004, Charles M. Foster, Jr. resigned from the Aerosonic Corporation Board of Directors.  On May 28, 2004, Thomas E. Whytas was elected to the Board of Directors to fill the vacancy resulting from the resignation of Mr. Foster.  A copy of Aerosonic’s June 3, 2004 press release, making these announcements, is being filed as Exhibit 99 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: June 4, 2004	By:	/s/ David A. Baldini
David A. Baldini President & Chief Executive Officer